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                                                                     EXHIBIT 4.2
                                      LOGO
NUMBER
                                                                          SHARES


              ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

                   VASCO DATA SECURITY INTERNATIONAL, INC.


                                                                SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS
                                                               CUSIP 92230Y 10 4




THIS CERTIFIES THAT




is the registered holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF
===============VASCO DATA SECURITY INTERNATIONAL,INC.=================

transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This Certificate is not valid unless countersigned by the Transfer Agent of the Corporation.

WITNESS the facsimile signatures of its duly authorized officers.


Dated:


                SECRETARY                            PRESIDENT

Countersigned:
    ILLINOIS STOCK TRANSFER COMPANY,
       Transfer Agent


By                                         Authorized Officer


 The Shares represented by this Certificate are transferable at the offices of
               Illinois Stock Transfer Company, Chicago, Illinois
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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -  as tenants in common          UNIF GIFT MIN ACT -....Custodian....
TEN ENT  -  as tenants by the entireties               (Cust.)           (Minor)
JT TEN   -  as joint tenants with right   under Uniform Gifts to Minors Act
            of survivorship and not as    .....................................
            tenants in common                           (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ___________________________________________________ hereby sell, assign and transfer unto

TAXPAYER IDENTIFICATION NUMBER       PLEASE PRINT OR TYPE - NAME AND ADDRESS OF
                                     ASSIGNEE
                                                                          SHARES

TAXPAYER IDENTIFICATION NUMBER       PLEASE PRINT OR TYPE - NAME AND ADDRESS OF
                                     ASSIGNEE
                                                                          SHARES

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated             19                 ---------------------------------
     -------------  --               Signature(s)

                                     ---------------------------------
                                     Signature(s)

                                     NOTICE: THE SIGNATURE(S) ON THIS
                                     ASSIGNMENT MUST CORRESPOND WITH THE
                                     NAME(S) AS WRITTEN UPON THE FACE OF THE
                                     CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                     ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                                     WHATEVER.
         IMPORTANT
A NOTARY SEAL IS NOT ACCEPTABLE.
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
SUCH AS A COMMERCIAL BANK, TRUST
COMPANY, SAVINGS AND LOAN, CREDIT
UNION OR BROKER WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE
PROGRAM, PURSUANT TO SEC RULE 17AD-15.



                                     -------------------------------------
                                       Medallion Signature(s) guarantee:




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